Exhibit 99.1

Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-added oil service products throughout the world. Investor Presentation May 2005

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation: oil and gas drilling activity; steel price volatility; domestic and foreign competitive pressures; fluctuations in industry-wide inventory levels; the presence or absence of governmentally imposed trade restrictions; consequences of significant changes in interest rates and currency exchange rates; asserted and unasserted claims; potential internal control deficiencies; and those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements

Non-GAAP Financial Matters In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies.

Investment Considerations Market leader in oilfield tubing and casing, coiled tubing, line pipe, coiled line pipe, couplings and other custom-engineered pipe products used in oil and natural gas exploration, production, and transmission Proven ability to grow, with a solid foundation for further global expansion into other value-added oil services Demonstrated ability to profitably apply core strengths to products, such as steel electrical conduit, tied to the general economic cycle Attractive valuation relative to peer group

About the Company

Drilling & Completion Products and Services Coiled, stainless steel, zinc coated umbilical tubing Casing and tubing products with couplings Coiled tubing drilling and production strings

Transmission Products ERW jointed line pipe Coiled line pipe

Production Products & Services Coiled tubing for well workover applications Replacement of worn tubing

Industrial Products Major supplier of steel electrical conduit and other industrial tubing products used in new non-residential construction and other applications driven by general economic growth Conduit consolidation

Revenue Breakdown Source: Historical Data 1Q 2005 2004

Long-Term Corporate Goals Have the best safety record in the oil service industry Continue our history of profitable organic and strategic growth Expand our geographic reach and broaden our portfolio of value-added oil service products Consistently generate superior returns on capital employed in all of our businesses

Maverick Advantages

Leadership in Products & Services Management estimates as of March 31, 2005 Product Line Market Position ERW OCTG Products, U.S. and Canada 1 ERW Line pipe products 16 inch diameter and below, U.S. and Canada 1 API Couplings, U.S. and Canada 1 Coiled tubing products worldwide 1 Steel electrical conduit, U.S. and Canada 1 About 80% of net sales in 2004 came from product lines in which we have a market leadership position

Global Reach Manufacturing, sales, and/or service locations in 5 countries around the world, 6 with our new addition 65% of revenue from United States in 1Q2005 Extensive worldwide customer base Denotes locations of significant current projects in progress

Source: Oil & Gas Journal-September 13, 2004 (x= MVK End Users) Top Reserve Holders Source: Oil & Gas Journal (x= MVK End Users)

Return on Average Stockholders' Equity (Rolling Four-Year Average)

Strategic Activity

A History of Growth Includes the $493 million acquisition of Prudential Steel Limited in 2000 treated as a pooling of interests. Includes the $186 million anticipated acquisition of Tubos del Caribe S.A./Colmena S.A. and previously announced 2005 capital expenditures (1) (2)

Growth Trends (1) Acquisitions are highlighted for two years including the year of purchase. Acquisitions included by year are as follows: 2001-Prudential, 2002-Prudential & Precision, 2003-Precision, LTV & SeaCAT, 2004-LTV, SeaCAT & Texas Arai (2) Excluding effects of steel timing Source: Historical Data (1) CAGR 39% CAGR 55% (1) (2)

E&P Expenditures by Region Source: Spears & Associates, Calendar year 2004 data

Growth Strategy Organic Growth Productivity, cost and product technology enhancements Product line expansion Strategic Growth Expand geographic coverage of existing businesses Expand the Company's offerings of value-added oil service products domestically and abroad

Tubos del Caribe S.A. & Colmena S.A. Acquisition Highlights Purchase price is $186 million Potential annual EBITDA contribution of $40 million at current run rates before synergies Significant potential synergies Debt to total cap ratio expected to return to the low 30's by the end of '05

About The Company Started in 1957 as Colmena in Bogota, catering to domestic fabricated steel products Export / OCTG focus starting in 1991 with the creation of Tubos del Caribe in Cartagena Tubos del Caribe S.A. & Colmena S.A. Acquisition

Strategic Rationale Substantial foundation for future growth in Latin America and throughout the world Product line with well recognized and respected brand names throughout the western hemisphere Efficient, low cost production capacity adjacent to world-class port facilities providing easy access for world-wide steel purchases and export opportunities Experienced, highly effective management team Substantial synergy opportunities Tubos del Caribe S.A. & Colmena S.A. Acquisition

Tubos del Caribe S.A. & Colmena S.A. Acquisition Financing Highlights New revolving credit facility to fund transaction and replace old credit facility $325M vs $185M Favorable terms compared to existing facility 5 year term $15 million unsecured promissory note Strategic divestiture of Maverick's North American HSS business

HSS Divestiture Anticipated sale of Maverick's HSS business to Atlas Tube Provides $50 to $55 million that can be directed into our core businesses, particularly our energy business Upon conclusion of the conversion agreement, equipment can be redeployed into the energy market Consistent with strategic direction Anticipate a minimal impact on 2005 earnings Expected to close prior to July 1, 2005, subject to the execution of a definitive agreement

Financial and Equity Information

Year-To-Date Overview 3Q '04 % Inc. 3Q '03 North American Rig Count 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Segment Operating Results 3 months ended March 31, 2005

Growing Cash Flow Generation Cash flow represents net income plus depreciation and amortization Excluding any conduit consolidation capital expenditures (1) (2)

Balance Sheet Summary 03/31/05 12/31/2004 12/31/2003 Cash Availability $ 6,636 $ 34,686 $ 29,202 Revolver Balance $ 81,593 $ 54,660 $ 50,213 Other Debt Balance $ 123,468 $ 126,279 $ 127,742 Net Debt $ 198,425 $ 146,253 $ 148,753 Stockholders' Equity $ 630,692 $ 595,664 $ 384,798 Leverage Ratio 23.9% 19.7% 27.9%

Comparative Returns on Average Equity Source: biz.yahoo.com, Annualized 4-year average 2001- 2004 as calculated by management NSS LSS

Comparative Market Valuations Source: biz.yahoo.com as of May 13, 2005 (Forward P/E Ratio based on 2005 consensus earnings)

Market share leader in key segments of the oil service industry, with contributing revenues and earnings from non-energy products Manufacturing operations 3 of the top geographies of oil and gas activity Low cost manufacturer Proven ability to profitably grow during all phases of the energy cycle Solid foundation and financial capacity to continue our organic growth and global expansion into other value-added oil services MVK is attractively valued relative to our mid-cap oil service peers Why Maverick?